SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C. 20549


                             Current Report On
                                 FORM 8-K


                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


             Date of report (Date of earliest event reported):
                             NOVEMBER 30, 1999

                             -----------------


 Commission    Registrant; State of Incorporation     IRS Employer
 File Number     Address; and Telephone Number     Identification No.
 -----------   ----------------------------------  ------------------

   1-9057        WISCONSIN ENERGY CORPORATION          39-1391525
                   (A Wisconsin Corporation)
                   231 West Michigan Street
                   P.O. Box 2949
                   Milwaukee, WI  53201
                   (414) 221-2345

   1-1245        WISCONSIN ELECTRIC POWER COMPANY      39-0476280
                   (A Wisconsin Corporation)
                   231 West Michigan Street
                   P.O. Box 2046
                   Milwaukee, WI  53201
                   (414) 221-2345





                                                                   FORM 8-K

                       WISCONSIN ENERGY CORPORATION
                     WISCONSIN ELECTRIC POWER COMPANY
                     --------------------------------

ITEM 5.  OTHER EVENTS

             GIDDINGS & LEWIS INC./ CITY OF WEST ALLIS LAWSUIT

As previously reported, iron-cyanide-bearing wastes were found at two sites in West Allis, Wisconsin. One site is on property formerly owned by Kearney & Trecker Corporation, now a part of Giddings & Lewis Inc. The other site is owned by the City of West Allis. Environmental remediation at both sites was completed several years ago, with the current owners paying for disposal of materials found on their respective portions of the sites.

On July 25, 1996, Giddings & Lewis, Kearney & Trecker and the City of West Allis filed an action for damages in the Milwaukee County Circuit Court against Wisconsin Electric Power Company, the wholly owned, principal subsidiary of Wisconsin Energy Corporation, alleging that Wisconsin Electric was responsible for depositing the material in 1959 and therefore liable to the plaintiffs. Investigations into the potential source of the waste led Wisconsin Electric to believe that it was not the source of this waste.

On July 14, 1999, a Milwaukee County Circuit Court jury issued a verdict against Wisconsin Electric in the lawsuit that awarded the plaintiffs
$4.5 million as actual damages for clean-up costs and loss of property value and also awarded the plaintiffs $100 million in punitive damages. On October 6, 1999, the Wisconsin trial court judge denied Wisconsin Electric's post trial motions and directed that judgment on the verdict be entered. On November 12, 1999, Wisconsin Electric filed a notice of appeal of the case to the Wisconsin Court of Appeals.

By statute under Wisconsin law, interest at the rate of 12% per annum accrues until the funds are tendered or until the judgment is reversed. If funds are tendered during the pendency of an appeal, Wisconsin law further provides that upon reversal or reduction of the judgment there shall be restitution with interest of the applicable amount of any funds tendered. In order to stop the accrual of interest at 12% during the pendency of the appeal, Wisconsin Electric filed a motion with the trial court on November 12, 1999 requesting that Wisconsin Electric be permitted to tender the funds to the court pursuant to a stay of execution providing appropriate security for the funds during the pendency of the appeal. That motion was denied by the trial court and is being appealed to the Wisconsin Court of Appeals. In further post-trial proceedings, the plaintiffs in this lawsuit have filed with the trial court a motion for sanctions. Wisconsin Electric intends to vigorously defend the allegations and does not believe that any sanctionable conduct has occurred.

In the opinion of management, based in part on the advice of legal counsel, the jury verdict was not supported by the evidence or the law and the unprecedented award of punitive damages of this magnitude was unwarranted and should therefore be reversed or substantially reduced. As such, Wisconsin Electric has not established a reserve for potential damages from this suit.


             WISCONSIN INTERNATIONAL ELECTRIC POWER LITIGATION

As previously reported, Wisconsin Electric and Wisconsin International Electric Power, Ltd. ("WIEP") reached agreement on a settlement in litigation brought against Wisconsin Electric in March 1998, whereby Wisconsin Electric paid WIEP $18 million in November 1999 and WIEP's claims were dismissed with prejudice.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS

The following exhibits are filed in the applicable Form 8-K report:

   Exhibit No.
   -----------

                       WISCONSIN ENERGY CORPORATION

                 No exhibits are filed with this report.


                     WISCONSIN ELECTRIC POWER COMPANY

     (12)-1      Statement of Computation of Ratios of Earnings to
                 Fixed Charges





                                                                   FORM 8-K


                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    WISCONSIN ENERGY CORPORATION
                                            (Registrant)

                                  /s/Paul Donovan
                                  --------------------------------
Date: November 30, 1999           Paul Donovan, Senior Vice President,
                                  and Chief Financial Officer



                                  WISCONSIN ELECTRIC POWER COMPANY
                                            (Registrant)

                                  /s/Calvin H. Baker
                                  --------------------------------
Date: November 30, 1999           Calvin H. Baker, Vice President -
                                  Finance and Chief Financial Officer





                                                                   FORM 8-K

                     WISCONSIN ELECTRIC POWER COMPANY
                     --------------------------------


                               EXHIBIT INDEX

                        CURRENT REPORT ON FORM 8-K
                          Dated November 30, 1999

Exhibit
Number
-------

The following exhibit is filed with this report:

(12)-1  Statement of Computation of Ratios of Earnings to Fixed
        Charges